UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 22, 2022 (February 21, 2022)

HELIX ENERGY SOLUTIONS GROUP, INC.

(Exact name of registrant as specified in its charter)

Minnesota	001-32936	95-3409686
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS. Employer Identification No.)
3505 West Sam Houston Parkway North
Suite 400
Houston, Texas		77043
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code 281-618-0400

NOT APPLICABLE

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	HLX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On February 21, 2022, Helix Energy Solutions Group, Inc. (“Helix”) issued a press release reporting its financial results for the fourth quarter and full year 2021. Attached hereto as Exhibit 99.1, and incorporated herein by reference, is the press release.

Item 7.01 Regulation FD Disclosure.

On February 21, 2022, Helix issued a press release reporting its financial results for the fourth quarter and full year 2021. In addition, on February 22, 2022, Helix is making a presentation (with slides) to analysts and investors regarding its financial and operating results. Attached hereto as Exhibits 99.1 and 99.2, respectively, and incorporated herein by reference, are the press release and the slides for the Fourth Quarter 2021 Conference Call Presentation issued by Helix. The presentation materials are also available on the “For the Investor” page of Helix’s website, www.helixesg.com.

Item 9.01 Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit Number	Description
99.1	Press Release of Helix Energy Solutions Group, Inc. dated February 21, 2022 reporting financial results for the fourth quarter and full year 2021.
99.2	Fourth Quarter 2021 Conference Call Presentation.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 22, 2022
HELIX ENERGY SOLUTIONS GROUP, INC.

	By:	/s/ Erik Staffeldt
Erik Staffeldt
Executive Vice President and Chief Financial Officer